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                                                                    EXHIBIT 23.1


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 000-29295.

/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Orange County, California
March 29, 2001